INVENTORIES	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
INVENTORIES	INVENTORIES

	At December 31,
	2020	2019
	(€ thousand)
Raw materials	96,900	85,155
Semi-finished goods	94,619	91,119
Finished goods	269,098	243,777
Total inventories	460,617	420,051
Finished goods primarily includes cars and spare parts. The increase in finished goods and raw materials at December 31, 2020 reflects efforts to mitigate potential supply chain issues as a result of the COVID-19 pandemic.
    The accrual to the provision for slow moving and obsolete inventories recognized within cost of sales during 2020 was €21,155 thousand (€14,512 thousand in 2019 and €11,062 thousand in 2018).
    Changes in the provision for slow moving and obsolete inventories were as follows:

	2020	2019
	(€ thousand)
At January 1,	83,673	73,426
Provision	21,155	14,512
Use and other changes	(8,121)	(4,265)
At December 31,	96,707	83,673